UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K
_______________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 16, 2004

Commission File number: 0-24974

DIASYS CORPORATION
(Exact name of small business issuer as specified in its charter)
__________________

DELAWARE
(State or other jurisdiction of incorporation or organization)

06-1339248
(I.R.S. Employer ID #)

81 West Main Street, Waterbury, CT 06702
(Address of principal executive offices)

203-755-5083
(Issuer's telephone number including area code)

Item 5.   Other Events and Regulation FD Disclosure.

        On July 16, 2004, DiaSys Corporation effected settlement of outstanding litigation with its former Chief Executive Officer, Todd DeMatteo, as described in the press release filed with this Current Report.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         The following exhibits are furnished as part of this report:

Exhibit No.	Description

99.1	Press Release dated July 19, 2004

SIGNATURES

In accordance with the requirements of the Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized

DIASYS CORPORATION
Date: July 19, 2004	S/GREGORY WITCHEL
Gregory Witchel, Chief Executive Officer